Exhibit 99.2

Washington Federal, Inc.

Fact Sheet

December 31, 2008

($ in Thousands)

		6/08 QTR		9/08 QTR		12/08 QTR
	Loan Loss Reserve-Total	$54,059		$85,058		$104,835
	- General	46,711		56,162		58,802
	- Specific	7,348		28,896		46,033
	Net Charge-offs (Recoveries) for the Qtr	6,163		5,800		15,223
	Non-performing Assets - Total	85,107		164,191		305,066
	- REO	20,877		37,082		61,887
	- Non-accrual	64,230		127,109		243,179
	Troubled Debt Restructuring	2,663		6,210		11,667
Regulatory Capital Ratios	- Tangible	1,173,892	10.12%	1,118,152	9.66%	1,336,668	10.92%
	- Core	1,173,892	10.12	1,118,152	9.66	1,336,668	10.92
	- Risk Based	1,214,932	17.95	1,168,709	17.18	1,389,865	19.70

		6/08 QTR	6/08 YTD	9/08 QTR	9/08 YTD	12/08 QTR
	Loan Originations - Total	$600,896	$1,526,837	$547,338	$2,074,175	$503,930
	Single-Family Residential	230,189	673,582	212,819	886,401	218,519
	Construction - Speculative	40,411	187,577	30,568	218,145	28,573
	Construction - Custom	87,284	179,816	94,963	274,779	64,752
	Land - Acquisition & Development	49,701	132,353	15,867	148,220	12,693
	Land - Consumer Lot Loans	7,339	19,998	5,912	25,910	3,790
	Multi-Family	43,959	82,614	23,191	105,805	27,287
	Commercial Real Estate	8,355	27,570	39,305	66,875	50,607
	Commercial & Industrial	71,189	116,516	71,231	187,747	60,229
	HELOC	21,257	40,829	23,025	63,854	24,715
	Consumer	41,212	65,982	30,457	96,439	12,765

		6/08 QTR	6/08 YTD	9/08 QTR	9/08 YTD	12/08 QTR
	Loan Servicing Fee Income	$2,452	$5,834	$1,495	$7,328	$1,691
	Other Fee Income	840	2,246	986	3,232	785

	Total Fee Income	$3,292	$8,080	$2,480	$10,560	$2,476

		6/08 QTR	6/08 YTD	9/08 QTR	9/08 YTD	12/08 QTR
	Average Loans	$9,388,539	$8,859,399	$9,473,130	$9,013,671	$9,580,963
	Average Earning Assets	11,306,467	10,792,023	11,359,629	10,934,700	11,623,051
	Average Assets	11,775,024	11,128,758	11,826,797	11,292,271	12,156,626
	Average Paying Liabilities	10,234,804	9,675,197	10,315,832	9,836,231	10,615,787
	Operating Expenses/Average Assets	0.80%	0.75%	0.83%	0.77%	0.80%
	Efficiency Ratio	27.51	26.98	27.89	27.23	25.84
	Amortization of Intangibles	634	$1,829	$612	$2,441	$550
	Net Interest Margin	2.85%	2.71%	2.97%	2.78%	3.10%

		6/08 QTR	6/08 YTD	9/08 QTR	9/08 YTD	12/08 QTR
	Repayments
	Loans	$514,985	$1,367,472	$469,100	$1,836,572	$369,628
	MBS	58,443	151,753	39,248	191,001	36,095

		6/08 QTR		9/08 QTR		12/08 QTR
	EOP Numbers
	Shares Issued and Outstanding	87,828,584		87,916,286		87,917,527

		6/08 QTR	6/08 YTD	9/08 QTR	9/08 YTD	12/08 QTR
	Share repurchase information
	Remaining shares auth. for repurchase	2,888,314	2,888,314	2,888,314	2,888,314	2,888,314
	Shares repurchased	—	—	—	—	—
	Average share repurchase price	$—	$—	$—	$—	$—

		6/08 QTR		9/08 QTR		12/08 QTR
	Tangible Common Book Value
	$ Amount	$1,146,146		$1,111,380		$1,163,388
	Per Share	13.05		12.64		13.23
	# of Employees	1,072		1,095		1,103
	Tax Rate - Going Forward	35.50%		35.50%		35.50%

Washington Federal, Inc.

Fact Sheet

December 31, 2008

($ in Thousands)

	6/08 QTR			9/08 QTR			12/08 QTR
Investments
Available-for-sale:
Agency MBS	$1,454,404			$1,434,836			$1,940,516
Other	128,259			41,231			40,214

	$1,582,663			$1,476,067			$1,980,730

Held-to-maturity:
Agency MBS	$119,392			$116,767			$114,295
Other	7,785			7,770			7,440

	$127,177			$124,537			$121,735

	AS OF 6/30/08			AS OF 9/30/08			AS OF 12/31/08
	AMOUNT	%		AMOUNT	%		AMOUNT	%
Loan Portfolio by Category
Single-Family Residential	$6,709,942	68.1%		$6,868,956	69.5%		$7,032,028	70.3%
Construction - Speculative	548,376	5.6		439,616	4.4		385,074	3.8
Construction - Custom	307,461	3.1		317,894	3.2		298,381	3.0
Land - Acquisition & Development	737,931	7.5		724,421	7.3		706,151	7.1
Land - Consumer Lot Loans	214,674	2.2		210,816	2.1		206,276	2.1
Multi-Family	692,963	7.0		683,508	6.9		695,164	6.9
Commercial Real Estate	264,599	2.7		282,138	2.8		303,321	3.0
Commercial & Industrial	160,422	1.6		151,844	1.5		137,057	1.4
HELOC	68,638	0.7		80,407	0.8		94,581	0.9
Consumer	142,786	1.4		153,072	1.5		151,858	1.5

	9,847,792	100%		9,912,672	100%		10,009,891	100%

Less:
ALL	54,059			85,058			104,835
Loans in Process	330,556			288,579			232,839
Deferred Net Origination Fees	37,303			37,415			36,783

	421,918			411,052			374,457

	$9,425,874			$9,501,620			$9,635,434

	AS OF 6/30/08			AS OF 9/30/08			AS OF 12/31/08
	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Deposits by State
WA	$3,443,750	47.9%	53	$3,464,981	48.4%	54	$3,493,665	48.0%	54
ID	578,178	8.1	16	575,424	8.0	16	580,709	8.0	16
OR	1,222,487	17.0	27	1,239,302	17.3	28	1,263,767	17.3	28
UT	321,600	4.5	10	320,663	4.5	10	321,913	4.4	10
NV	131,760	1.8	3	118,084	1.6	3	116,578	1.6	3
TX	115,822	1.6	6	106,671	1.5	6	104,775	1.4	6
AZ	928,161	12.9	20	918,215	12.8	20	966,382	13.3	21
NM	432,244	6.0	11	426,199	5.9	11	436,954	6.0	11

Total	$7,174,002	100%	146	$7,169,539	100%	148	$7,284,743	100%	149

	6/08 QTR			9/08 QTR			12/08 QTR
	AMOUNT	%		AMOUNT	%		AMOUNT	%
Deposits by Type
Checking (noninterest)	$131,502	1.8%		$119,460	1.7%		$119,868	1.6%
NOW (interest)	398,937	5.6		397,512	5.5		401,710	5.5
Savings (passbook/stmt)	191,361	2.7		188,546	2.6		190,086	2.6
Money Market	1,187,076	16.5		1,231,542	17.2		1,202,728	16.5
CD’s	5,265,126	73.4		5,232,479	73.0		5,370,351	73.8

Total	$7,174,002	100%		$7,169,539	100%		$7,284,743	100%

Deposits greater than $100,000 - EOP	$2,487,421			$2,422,754			$2,484,150
Brokered Deposits	$—			$—			$—

Washington Federal, Inc.

Fact Sheet

December 31, 2008

($ in Thousands)

	6/08 QTR	9/08 QTR	12/08 QTR
Non-Performing Assets
Restructured loans	$2,663	$6,210	$11,667
Non-accrual loans:
Single-Family Residential	21,783	38,016	54,597
Construction - Speculative	28,668	33,003	29,035
Construction - Custom	682	1,315	1,405
Land - Acquisition & Development	8,743	51,562	150,674
Land - Consumer Lot Loans	—	—	—
Multi-Family	—	748	5,964
Commercial Real Estate	1,862	1,929	397
Commercial & Industrial	1,851	—	215
HELOC	—	—	—
Consumer	641	535	892

Total non-accrual loans	64,230	127,109	243,179
Total REO	20,877	37,082	61,887

Total non-performing assets	$85,107	$164,191	$305,066

Total non-performing assets and restructured loans	$87,770	$170,401	$316,733

Total non-performing assets and restructured loans as a % of total assets	0.74%	1.44%	2.53%

	6/08 QTR	9/08 QTR	12/08 QTR
Net Charge-offs by Category
Single-Family Residential	$197	$918	$3,076
Construction - Speculative	2,206	3,057	4,505
Construction - Custom	—	—	—
Land - Acquisition & Development	3,041	388	3,541
Land - Consumer Lot Loans	60	80	720
Multi-Family	25	—	—
Commercial Real Estate	—	225	—
Commercial & Industrial	—	—	2,127
HELOC	—	—	—
Consumer	634	1,132	1,254

Total charge-offs	$6,163	$5,800	$15,223